UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006.

BA MASTER CREDIT CARD TRUST II

(Issuing entity of the Collateral Certificate)

BA CREDIT CARD TRUST

(Issuing entity of the BAseries Class A, Class B, and Class C notes)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Sponsor and Depositor)

(Exact name of registrant as specified in its charter)

Delaware	333-131358, 333-131358-01 and 333-131358-02	51-0331454
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Number)

Wilmington, DE	19884-0781
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.	Other Events.

On August 25, 2006, (i) the Amended and Restated Pooling and Servicing Agreement for the BA Master Credit Card Trust II, dated as of June 10, 2006, between FIA Card Services, National Association (“FIA”) and The Bank of New York, as Trustee (the “Trustee”), was amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of August 25, 2006, and (ii) the Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement for the BA Master Credit Card Trust II, dated as of June 10, 2006, between FIA and the Trustee, was amended by the First Amendment to the Amended and Restated Series 2001-D Supplement, dated as of August 25, 2006.

Exhibits 4.3 and 4.4 to this Form 8-K report are filed in a composite form, meaning that the agreement, as amended, through the date on which this report was filed, has been restated to incorporate such amendments. These composite agreements have been prepared and filed to facilitate reference to defined terms used in periodic reports (including distribution reports on Form 10-D) filed by FIA Card Services, National Association, the BA Master Credit Card Trust II and the BA Credit Card Trust, as contemplated by Item 1121 of Regulation AB. Each composite agreement included in this current report on Form 8-K may be further amended, supplemented, or otherwise modified from time to time in the future, and may be superseded by a subsequently-filed Form 8-K report containing more current versions of these composite agreements.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report.

Exhibit 4.1	First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of August 25, 2006.

Exhibit 4.2	First Amendment to the Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of August 25, 2006.

Exhibit 4.3	Composite Copy of Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.4	Composite Copy of Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIA CARD SERVICES, NATIONAL ASSOCIATION, Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

By:	/S/ KEITH W. LANDIS
Name: Keith W. Landis Title: Vice President

August 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of August 25, 2006.

Exhibit 4.2	First Amendment to the Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of August 25, 2006.

Exhibit 4.3	Composite Copy of Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.4	Composite Copy of Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement.